UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2013
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NY01\SherC\1999403.1

Item 1.01	Entry into a Material Definitive Agreement

   On October 17, 2013, Cinedigm Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley & Co. and National Securities Corporation (together, the “Underwriters”), with B. Riley & Co., LLC acting as the representative,  pursuant to which the Underwriters agreed to act as underwriters of 7,904,340 shares (the “Shares”) of the Company’s Class A Common Stock.  The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 declared effective by the Securities and Exchange Commission on April 9, 2012 (File No. 333-179970) and an applicable prospectus supplement (the “Shelf Offering”).  At the Underwriters’ discretion, the Underwriters have a 30 day option to buy up to an additional 1,185,650 shares from the Company at the same price.  The Company has agreed to be responsible for its expenses in connection with the Offering and to reimburse the Underwriters for up to $40,000 of their expenses.  The Underwriting Agreement contains representations and warranties and covenants relating to the Shelf Offering.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments which the Underwriters or such other indemnified parties may be required to make in respect of any such liabilities.

The opinion of Kelley Drye & Warren LLP regarding the validity of the shares sold in the Offering is attached hereto as Exhibit 5.1.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

On October 17, 2013, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1.

On October 18, 2013, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 17, 2013, among the Company, B. Riley & Co., LLC and National Securities Corporation
5.1	Opinion of Kelley Drye & Warren LLP.
99.1	Press Release dated October 17, 2013 announcing the Offering.
99.2	Press Release dated October 18, 2013 announcing the pricing of the Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.
Dated: October 18, 2013	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 17, 2013, among the Company, B. Riley & Co., LLC and National Securities Corporation
5.1	Opinion of Kelley Drye & Warren LLP.
99.1	Press Release dated October 17, 2013 announcing the Offering.
99.2	Press Release dated October 18, 2013 announcing the pricing of the Offering.